UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2007
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862	20-0490500
(Commission File Number)	(IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Second Amended and Restated Warrant Agreement
     On December 6, 2007, in connection with the pricing of its initial public offering (“IPO”), Liberty Acquisition Holdings Corp. (the “Company”) entered into the Second Amended and Restated Warrant Agreement (the “Amended Warrant Agreement”) with Continental Stock Transfer & Trust Co., as warrant agent, to, among other things, (i) reduce the exercise price of the Company’s warrants from $7.00 per share to $5.50 per share and (ii) extend the warrant expiration date from the fifth anniversary of the IPO consummation date to the sixth anniversary of the IPO consummation date. A copy of the Amended Warrant Agreement is attached hereto as Exhibit 4.1.
Amended and Restated Sponsor’s Warrant and Co-Investment Units Subscription Agreements
      On December 6, 2007, each of the Company’s sponsors, Berggruen Acquisition Holdings Ltd. and Marlin Equities II, LLC, entered into an Amended and Restated Sponsor’s Warrant and Co-Investment Units Subscription Agreement (each, an “Amended Subscription Agreement”) with the Company, pursuant to which each of them agreed to purchase (i) 6,000,000 sponsors’ warrants at $1.00 per warrant, each to purchase one share of the Company’s common stock at $5.50 per share for an aggregate purchase price of $6,000,000 and (ii) 3,000,000 co-investment units at $10.00 per unit, each unit consisting of one share of the Company’s common stock and one half (1/2) of one warrant, each whole warrant entitling to the holder to purchase one share of common stock at $5.50 per share, for an aggregate purchase price of $30,000,000. Each Amended Subscription Agreement provides that the payment for and issuance of (i) the sponsors’ warrants will occur immediately prior to the closing of the Company’s IPO and (ii) the co-investment units will occur immediately prior to the consummation by the Company of a business combination. A copy of each Amended Subscription Agreement is attached hereto as Exhibits 10.1 and 10.2, respectively.
Trust Agreement
     On December 12, 2007, the Company entered into the Investment Management Trust Agreement (the “Trust Agreement”) with Continental Stock Transfer & Trust Co., as trustee (the “Trustee”), pursuant to which the Trustee agreed, among other things, to (i) hold initially $1,016,702,500 (the “Property”) in trust in a trust account (the “Trust Account”) for the benefit of the Company’s public stockholders, (ii) manage, supervise and administer the Trust Account subject to the terms and conditions set forth in the Trust Agreement, (iii) invest and reinvest the Property in United States government securities and/or in any open ended money market fund(s) selected by the Company meeting certain conditions and (iv) collect and receive, when due, all principal and income arising from the Property, which income, net of taxes and periodic payments of up to $10.35 million, may be released to the Company periodically to fund its working capital requirements. A copy of the Trust Agreement is attached hereto as Exhibit 10.3.

Item 5.03	Amendments to Articles of Incorporation or Bylaw; Change in Fiscal Year.
     On December 11, 2007, the Company further amended its Amended and Restated Certificate of Incorporation by filing its Second Amended and Restated Certificate of Incorporation to increase its authorized number of shares of common stock from 200,000,000 to 215,062,500. A copy of the Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events.
     On December 11, 2007, the underwriters for the Company’s IPO exercised their over-allotment option in full to purchase an additional 13.5 million units. Each unit consists of one share of common stock and one half (1/2) of one warrant to purchase an additional share of common stock. The IPO, including the exercise of the over-allotment option, generated total gross proceeds of $1.035 billion to the Company (excluding proceeds of $12.0 million from the sale of the sponsors warrants).
     In addition, the Company announced today that commencing on December 19, 2007, the Company expects that the holders of the Company’s units may elect to separately trade the common stock and warrants included in the Company’s units. Those units not separated will continue to trade on the American Stock Exchange under the symbol LIA.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols LIA and LIA.WS, respectively.
     A copy of the Press Release issued by the Company announcing the exercise of the over-allotment option and the separation of the units is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Shell Company Transaction.

Not applicable

(d)	Exhibits.

Exhibit No.	Exhibit Title
3.1	Second Amended and Restated Certificate of Incorporation.

4.1	Second Amended and Restated Warrant Agreement among the Registrant and Continental Stock Transfer & Trust Company, as Warrant Agent, dated December 6, 2007.

10.1	Amended and Restated Sponsor’s Warrant and Co-Investment Units Subscription Agreement dated as of December 6, 2007 among the Registrant and Berggruen Acquisition Holdings Ltd.

10.2	Amended and Restated Sponsor’s Warrant and Co-Investment Units Subscription Agreement dated as of December 6, 2007 among the Registrant and Marlin Equities II, LLC.

10.3	Investment Management Trust Agreement by and between the Registrant and Continental Stock Transfer & Trust Company, as Trustee, dated December 12, 2007.

99.1	Press Release dated December 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.
Date: December 12, 2007	By:	/s/ JARED BLUESTEIN
		Name:	Jared Bluestein
		Title:	Secretary

Index to Exhibits

Exhibit No.	Exhibit Title
3.1	Second Amended and Restated Certificate of Incorporation.

4.1	Second Amended and Restated Warrant Agreement among the Registrant and Continental Stock Transfer & Trust Company, as Warrant Agent, dated December 6, 2007.

10.1	Amended and Restated Sponsor’s Warrant and Co-Investment Units Subscription Agreement, dated as of December 6, 2007 among the Registrant and Berggruen Acquisition Holdings Ltd.

10.2	Amended and Restated Sponsor’s Warrant and Co-Investment Units Subscription Agreement, dated as of December 6, 2007 among the Registrant and Marlin Equities II, LLC.

10.3	Investment Management Trust Agreement by and between the Registrant and Continental Stock Transfer & Trust Company, as Trustee, dated December 12, 2007.

99.1	Press Release dated December 12, 2007.